(logo) LNR

           Partners, LLC

ANNUAL STATEMENT OF COMPLIANCE

OF

LNR PARTNERS, LLC

The undersigned, Job Warshaw, being the President of LNR Partners, LLC (the “Special Servicer”), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.             A review of the activities performed by the Special Servicer during the period commencing on January 1, 2019 and ending on December 31, 2019 (or any other shorter period set forth on Schedule I hereto) (the “'Reporting Period”), and of the Special Servicer’s performance under the Pooling and Servicing Agreement has been made under my supervision; and

2.             To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,

a Florida limited liability company

By: /s/ Job Warshaw

Job Warshaw

President

Dated: February 20, 2020

1601 Washington Avenue • Suite 700 • Miami Beach, Florida 33139-3164

Telephone: (305) 695-5600 • Fax: (305) 695-5601

Schedule I

MSC 2019-L3

Morgan Stanley Capital I Trust MSC 2019-L3, Commercial Mortgage Pass-Through Certificates, Series MSC 2019-L3

Morgan Stanley Capital I Inc.

1585 Broadway

New York, NY 10036

Jane Lam

Morgan Stanley Capital I Inc.

1633 Broadway, 29th Floor

New York, NY 10019

Legal Compliance

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

Att:  MSC 2019-L3

New York NY 10016

Group

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

ATTN:  MSC 2019-L3

Columbia MD 21045 1951

Corporate Trust (CMBS) Bond Group

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia MD 21045

Group Notices

Wilmington Trust, National Association

1100 North Market Street

Wilmington DE 19890

Group

Schedule I

MSC 2019-L3

Morgan Stanley Capital I Trust MSC 2019-L3, Commercial Mortgage Pass-Through Certificates, Series MSC 2019-L3

(Bushwick Avenue Portfolio, GNL Office and Industrial Portfolio, Hilton Portfolio – under CF 2019-C2)

Morgan Stanley Capital I Inc.

1585 Broadway

New York, NY 10036

Jane Lam

Morgan Stanley Capital I Inc.

1633 Broadway, 29th Floor

New York, NY 10019

Legal Compliance

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

Att:  MSC 2019-L3

New York NY 10016

Group

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

ATTN:  MSC 2019-L3

Columbia MD 21045 1951

Corporate Trust (CMBS) Bond Group

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia MD 21045

Group Notices

Wilmington Trust, National Association

1100 North Market Street

Wilmington DE 19890

Group

Schedule I

MSC 2019-L3

Morgan Stanley Capital I Trust MSC 2019-L3, Commercial Mortgage Pass-Through Certificates, Series MSC 2019-L3

(Grand Canal Shoppes – under MSC 2019-H7)

Morgan Stanley Capital I Inc.

1585 Broadway

New York, NY 10036

Jane Lam

Morgan Stanley Capital I Inc.

1633 Broadway, 29th Floor

New York, NY 10019

Legal Compliance

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

Att:  MSC 2019-L3

New York NY 10016

Group

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

ATTN:  MSC 2019-L3

Columbia MD 21045 1951

Corporate Trust (CMBS) Bond Group

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia MD 21045

Group Notices

Wilmington Trust, National Association

1100 North Market Street

Wilmington DE 19890

Group